UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 14, 2009, PAETEC Holding Corp. (“PAETEC”) settled its previously reported patent litigation with Sprint Communications Company L.P. (“Sprint”). Sprint had filed a patent infringement action in January 2008 in the U.S. District Court for the District of Kansas, alleging that PAETEC and two of its subsidiaries infringed patents which Sprint characterized as constituting part of Sprint’s Voice Over Packet portfolio. The confidential settlement terms include dismissal of Sprint’s lawsuit, a release of Sprint’s claims against PAETEC, and a license of Sprint patents covering certain of PAETEC’s activities. PAETEC’s commitments under the settlement will not have a material impact on PAETEC’s consolidated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: May 18, 2009	/s/ Keith M. Wilson
Keith M. Wilson
Executive Vice President and Chief Financial Officer (Duly Authorized Officer)

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